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                                                                 Exhibit 10

              Peper, Martin, Jensen, Maichel and Hetlage
                          720 Olive Street
                             24th Floor
                     St. Louis, Missouri  63101
                          (314) 421-3850

                         October 17, 1997


Builders ProLoan Fund, Inc.
222 South Central Avenue
Suite 300
St. Louis, Missouri  63105

Dear Gentlemen/Ladies:

      Builders ProLoan Fund, Inc. (the "Fund") was established as a Maryland corporation under Articles of Incorporation dated June 13, 1997. The Fund is an open-end, non-diversified management investment company. The Fund has filed a Registration Statement on Form N-1A with the Securities and Exchange Commission to register up to 100,000,000 shares of common stock, par value $0.01 per share (the "Shares"). You have requested our opinion regarding certain matters in connection with the issuance by the Fund of the Shares.

      We have, as counsel, examined the Fund's Articles of Incorporation and amendments thereto, By-laws, minutes of meetings of its Board of Directors, and such other proceedings, documents and records and considered such questions of law as we deemed necessary to enable us to render the opinion hereinafter expressed.

      Based upon the foregoing, we are of the opinion that the Shares registered may be legally and validly issued in accordance with the Fund's Articles of Incorporation and By-laws; and, when so issued and paid for in accordance with the terms of the Fund's Registration Statement, the Shares will be legally issued, fully paid and non-assessable by the Fund. We express no opinion as to compliance with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and applicable state laws regulating the offer and sale of securities.

      We hereby consent to the filing of this opinion in connection with Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-1A (SEC File No. 333-30221) to be filed with the Securities and Exchange Commission.


                                          Sincerely Yours,


                                          /s/ John R. Short
                                          ----------------------------
                                          John R. Short

JRS/DAS/CAA